Filed pursuant to Rule 497(e)
Registration Nos. 002-68290; 811-3070

HILLIARD-LYONS GOVERNMENT FUND, INC.

Prospectus Supplement
To Prospectus Dated January 1, 2010

     On March 18, 2010, the Board of Directors of Hilliard-Lyons Government Fund, Inc. (the “Hilliard Fund”) approved the reorganization of the Hilliard Fund into Government Cash Series (the “Federated Fund”), a series of Cash Trust Series, Inc. J.J.B. Hilliard W.L. Lyons, LLC (“Hilliard”) is the investment adviser to the Hilliard Fund and Federated Investment Management Company (“Federated”) is the investment adviser to the Federated Fund. The Funds have similar investment objectives and substantially similar investment strategies.

     Under the terms of the Agreement and Plan of Reorganization approved by the Board of Directors, the Hilliard Fund will transfer all or substantially all of its assets to the Federated Fund in exchange solely for shares of the Federated Fund. The Hilliard Fund will then distribute, pro rata, to its shareholders of record, determined as of the date of the reorganization, all of the Federated Fund shares received by the Hilliard Fund in redemption of all outstanding shares of the Hilliard Fund and in complete liquidation and dissolution of the Hilliard Fund.

     As a result of the reorganization, each shareholder of the Hilliard Fund will become a shareholder of the Federated Fund and will receive shares of the Federated Fund of equal value to their shares in the Hilliard Fund. It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.

     Prior to the reorganization, which is expected to occur on or about July 23, 2010, Hilliard may engage in a restructuring of the Hilliard Fund’s portfolio to the extent necessary to align the portfolio with the Federated Fund and facilitate the liquidation of the Hilliard Fund. The Hilliard Fund may incur expenses associated with these transactions, which are not anticipated to be significant. The Hilliard Fund may stop accepting new investments, and purchasing portfolio securities, a few days prior to the reorganization date in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the reorganization.

     Shareholder approval is not required to effect the reorganization, but shareholders will receive a Prospectus/Information Statement which describes in detail the Federated Fund and the terms of the reorganization.

The date of this Prospectus Supplement is March 19, 2010.

Please keep this Prospectus Supplement with your records.